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                                                                      EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports dated February 7, 2000, with respect to the financial statements of Select Reserve Divisions of American General Life Insurance Company Separate Account D, and March 1, 2000 with respect to the financial statements of American General Life Insurance Company included in this Post-Effective Amendment No. 5 to the Registration Statement (Form N-4, Nos. 333-40637 and 811-02441) of American General Life Insurance Company Separate Account D.


                                      /s/  ERNST & YOUNG LLP
                                      ----------------------



Houston, Texas
November 16, 2000